March 13, 2009

Continental Stock Transfer & Trust Company
17 Battery Place
New York, NY  10004
Attn: Steven Nelson

Re:  Proposed Transfer of Certain Shares of Common Stock of
Tremisis Energy Acquisition Corporation II

Dear Mr. Nelson:

Pursuant to that certain Stock Escrow Agreement (the “Escrow Agreement”) dated December 6, 2007 by and among Tremisis Energy Acquisition Corporation II (the “Company”), Continental Stock Transfer & Trust Company (the “Escrow Agent”), Lawrence S. Coben, Ronald D. Ormand, Jon Schotz, Charles A. Norris, Stephen N. Casati, Bill Goldstein, Dean Vanech, Jerry Doren, Owen Coleman, Bill Armstrong, Trevor Wilson, Brian McInerney, Richard Kassar, David Levine, Jim Land, David A. Preiser, Gary C. Evans and Jonathan Jacobs (collectively, the “Initial Stockholders”), the Escrow Agent is currently holding in escrow the shares of the Company’s common stock owned by each of the Initial Stockholders in the amounts identified in Schedule A (the “Escrow Shares”).

The Initial Stockholders have executed an agreement (the “Put/Call Agreement”) of even date herewith pursuant to which they have agreed to transfer a portion of each Initial Stockholders’ Escrow Shares in the amounts identified in Schedule A (the “Transfer Shares”) in a private transaction to SoftForum Co., Ltd. and Sang-Chul Kim (the “Investors”), for no cash consideration upon the Company’s consummation of a Business Combination (as such term is defined in the Put/Call Agreement).  The Escrow Shares and the Transfer Shares will remain in escrow with you pursuant to the terms of the Escrow Agreement, but after the consummation of a Business Combination, you will hold the Transfer Shares on behalf of the Investors and not us.  As Escrow Agent, you acknowledge and agree not to enter into any control or other agreement relating to, or deliver possession of, the Transfer Shares to any third party, other than the Investors, that could create or perfect a security interest in the Transfer Shares.

Further, in connection with our agreement to transfer the Transfer Shares to the Investors, we are attaching executed stock powers with respect to the Transfer Shares.  Please hold these stock powers in escrow, together with the Transfer Shares, and upon consummation of a Business Combination, kindly effect the transfer of the Transfer Shares to the Investors. The Investors are agreeing to be bound by the terms and conditions of the Escrow Agreement and will deliver the appropriate stock powers to the Escrow Agent.

This letter shall serve as irrevocable instructions from the Initial Stockholders to you as the Escrow Agent with respect to the transfer of the Transfer Shares upon consummation of the Business Combination and may not be altered by any of us in the future, except upon termination of the Put/Call Agreement in accordance with its terms

Very truly yours,

INITIAL STOCKHOLDERS:

/s/ Lawrence S. Coben
Lawrence S. Coben

/s/ Ronald D. Ormand
Ronald D. Ormand

/s/ Jon Schotz
Jon Schotz

/s/ Charles A. Norris
Charles A. Norris

/s/ Stephen N. Casati
Stephen N. Casati

/s/ Bill Goldstein
Bill Goldstein

/s/ Dean Vanech
Dean Vanech

/s/ Jerry Doren
Jerry Doren

/s/ Owen Coleman
Owen Coleman

[Signature Page - Transfer Shares Release Letter]

/s/ Bill Armstrong
Bill Armstrong

/s/ Trevor Wilson
Trevor Wilson

/s/ Brian McInerney
Brian McInerney

/s/ Richard Kassar
Richard Kassar

/s/ David Levine
David Levine

/s/ Jim Land
Jim Land

/s/ David A. Preiser
David A. Preiser

/s/ Gary C. Evans
Gary C. Evans

/s/ Jonathan Jacobs
Jonathan Jacobs

The undersigned acknowledge and consent to the foregoing terms.

THE COMPANY:

TREMISIS ENERGY ACQUISITION CORPORATION II

By:	/s/ Lawrence S. Coben
	Name:	Lawrence S. Coben
	Title:	Chief Executive Officer

ESCROW AGENT:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By:	/s/ Alexandra Albrecht
	Name:	Alexandra Albrecht
	Title:	Vice President

[Signature Page - Transfer Shares Release Letter]

Schedule A

Name of Stockholder	Escrow Shares	Transfer Shares

Lawrence S. Coben	827,726	794,187

Ronald D. Ormand	827,726	794,187

Jon Schotz	144,822	138,391

Charles A. Norris	144,822	138,391

Stephen N. Casati	19,322	18,528

Bill Armstrong	42,185	40,451

Dean Vanech	37,500	35,959

Jerry Doren	28,125	26,969

Owen Coleman	28,125	26,969

Bill Goldstein	28,125	26,969

Trevor Wilson	28,125	26,969

David A. Preiser	18,750	17,979

Brian McInerney	14,063	13,485

Richard Kassar	14,063	13,485

David Levine	14,063	13,485

Jim Land	14,063	13,485

Jonathan Jacobs	14,063	13,485

Gary C. Evans	187,500	179,794